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                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

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
                                                                         Amount of      % of      % of
                                           Offering        Total          Shares      Offering   Funds
   Security      Purchase/     Size of     Price of      Amount of       Purchased    Purchased   Total                  Purchased
   Purchased     Trade Date   Offering      Shares        Offering        By Fund      By Fund   Assets    Brokers         From
---------------- ----------- ------------ ------------ --------------- -------------- ---------- ------- ------------- ------------
  Puerto         06/19/08        -         $103.90     $697,345,000    $1,000,000      0.14%     0.83%   JPMorgan,      JPMorgan
 Rico Electric                                                                                           Moran          Securities
Power Authority                                                                                          Stanley,
                                                                                                         Wachovia
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         LLC, Banc
                                                                                                         of America
                                                                                                         Securities
                                                                                                         LLC, BBVAPR
                                                                                                         MSD,
                                                                                                         Goldman,
                                                                                                         Sachs &
                                                                                                         Co., Citi,
                                                                                                         DEPFA First
                                                                                                         Albany
                                                                                                         Securities
                                                                                                         LLC,
                                                                                                         Eurobank
                                                                                                         MSD, Lehman
                                                                                                         Brothers,
                                                                                                         Loop
                                                                                                         Capital
                                                                                                         Markets,
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                         Co.,
                                                                                                         Oppenheimer
                                                                                                         & Co. Inc.,
                                                                                                         Popular
                                                                                                         Securities,
                                                                                                         RBC Capital
                                                                                                         Markets,
                                                                                                         Samuel A.
                                                                                                         Ramirez &
                                                                                                         Co.,
                                                                                                         Santander
                                                                                                         Securities
                                                                                                         and Scotia
                                                                                                         Capital

   Dormitory      07/02/08        -         $100.00     $516,455,000    $2,000,000     0.387%     1.66%  JPMorgan,       JPMorgan
 Authority of                                                                                            Lehman         Securities
 the State of                                                                                            Brothers,
   New York                                                                                              Goldman,
  5.25% due                                                                                              Sachs &
   2/15/2028                                                                                             Co.,
                                                                                                         Merrill
                                                                                                         Lynch,
                                                                                                         Ramirez &
                                                                                                         Co., Inc.,
                                                                                                         Wachovia
                                                                                                         Bank,
                                                                                                         National
                                                                                                         Association,
                                                                                                         Caln
                                                                                                         Brothers &
                                                                                                         Company,
                                                                                                         LLC, DEPFA
                                                                                                         First
                                                                                                         Albany
                                                                                                         Securities
                                                                                                         LLC,
                                                                                                         Jackson
                                                                                                         Securities,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Raymond
                                                                                                         James &
                                                                                                         Associates,
                                                                                                         Inc.,
                                                                                                         Roosevelt &
                                                                                                         Cross,
                                                                                                         Incorporated
                                                                                                         and Sterne,
                                                                                                         Agee &
                                                                                                         Leach, Inc.

   Dormitory      08/22/08        -       $102.803/    $129,375,000    $2,000,000      0.77%     0.84%   DEPFA        First Albany
 Authority of                             $102.407                                                       First             Corp.
 the State of                                                                                            Albany
   New York                                                                                              Securities
   Lease                                                                                                 LLC,
Revenue Bonds,                                                                                           Jackson
 Series 2008A                                                                                            Securities,
                                                                                                         Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, Morgan
                                                                                                         Stanley, MR
                                                                                                         Beal &
                                                                                                         Company and
                                                                                                         Roosevelt
                                                                                                         & Cross,
                                                                                                         Incorporated

     New          08/22/08        -        $103.764     $658,855,000    $2,390,000      0.36%     2.01%  Goldman,      Goldman Sachs
     York                                                                                                Sachs &
     State                                                                                               Co.,
    Thruway                                                                                              Siebert
   Authority                                                                                             Brandford
 Series, 2008B                                                                                           Shank &
                                                                                                         Co., LLC,
                                                                                                         Citi, J.P.
                                                                                                         Morgan,
                                                                                                         Morgan
                                                                                                         Stanley,
                                                                                                         Banc of
                                                                                                         America
                                                                                                         Securities
                                                                                                         LLC, M.R.
                                                                                                         Beal &
                                                                                                         Company,
                                                                                                         Jackson
                                                                                                         Securities,
                                                                                                         Raymond
                                                                                                         James and
                                                                                                         Associates,
                                                                                                         Inc.,
                                                                                                         Southwest
                                                                                                         Securities,
                                                                                                         Inc. and
                                                                                                         Wachovia
                                                                                                         Bank,
                                                                                                         National
                                                                                                         Association

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